                                                                     EXHIBIT 4.8

         CLASS A                                                                          CLASS A
       COMMON STOCK                                                                    COMMON STOCK

                                        BETTER CONNECTED TO THE FUTURE

                                                 [OPTEL LOGO]

                                             VIDEO - VOICE - DATA
INCORPORATED UNDER THE LAWS OF                                                        SEE REVERSE FOR
   THE STATE OF DELAWARE                          OPTEL, INC.                        CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT                                                              CUSIP 683817 30 8









is the owner of


      FULLY PAID AND NON-ASSESABLE SHARES, PAR VALUE ($.01) PER SHARE, OF CLASS A COMMON STOCK OF
--------------------------------------------             -------------------------------------------------
-------------------------------------------- OPTEL, INC. -------------------------------------------------
--------------------------------------------             -------------------------------------------------

(hereinafter called the "Corporation", transferable on the books of the Corporation by said owner in person or by this duly authorized attorney. Upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
Amended and Restated Certificate of Incorporation of the Corporation as now or hereafter amended, (copies of which are on file with the Transfer Agent Transferred to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dates:


        /s/                                                                           /s/
                                                     [SEAL]
VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  TRANSFER AGENT
                                  AND REGISTRAR
BY

                              AUTHORIZED OFFICER

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                         UNIF GIFT MIN ACT -           Custodian
                                                                               -----------         -----------
     TEN ENT - as tenants by the entireties                                       (Cust)              (Minor)
     JT TEN  - as joint tenants with right of survivorship                  under Uniform Gifts to Minors
               and not as tenants in common                                 Act
                                                                               -------------------------------
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.


A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS UPON APPLICATION TO THE TRANSFER AGENT OR TO THE SECRETARY OF THE CORPORATION.


     For value received________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------



--------------------------------------------------------------------------------
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          shares
-------------------------------------------------------------------------

of the capital stock represented by this Certificate, and do hereby irrevocably constitute and appoint
                      ----------------------------------------------------------

                                                                        Attorney
-----------------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the promises.

Dated
     ---------------------

                              X
                               -------------------------------------------------
                                NOTICE: The signature to this assignment must
                               correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.



Signature(s) Guaranteed:

-----------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTEE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATES AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO S.E.C RULE 17Ad-15.



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